UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Fifth Avenue, 14rd Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 702-7163

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 18, 2014, Relmada Therapeutics, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting). Of the 50,766,958 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 28,906,574 shares, or 56.9% of the eligible common stock, were present either in person or by proxy.  The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as directors to hold office for the term described below for each director or until their respective successors are elected and qualified:

Director Name	For	Withheld	Broker Non-Votes	Abstained

Sheeram Agharkar (Class I, 12 month term)	27,276,635	56,667	1,444,745	0
Nabil Yazgi (Class I, 12 month term)	27,276,635	56,667	1,444,745	0
Sergio Traversa (Class II, 24 month term)	27,276,635	56,667	1,444,745	0
Sandesh Seth (Class III, 36 month term)	27,188,901	144,401	1,444,745	0

Proposal 2: The Relmada Therapeutics, Inc. 2014 Stock Option and Equity Incentive Plan (the “Incentive Plan”) was approved. A summary of the Incentive Plan is set forth under the heading “PROPOSAL NO. 2 — APPROVAL OF THE 2014 STOCK OPTION AND EQUITY INCENTIVE PLAN” in the Company’s 2014 Proxy Statement and is incorporated herein by reference. The summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which was included as Appendix A to the 2014 Proxy Statement and is also incorporated herein by reference.

For:	26,790,019
Against:	157,350
Abstained:	500,333
Broker Non-Votes:	1,444,745

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Proposal 3: An amendment to the Company’s Articles of Incorporation (the “Charter Amendment”) to include a classified board provision was approved. A summary of the Charter Amendment is set forth under the heading “PROPOSAL NO. 3 — TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCLUDE A STAGGERED BOARD PROVISION.” in the Company’s 2014 Proxy Statement and is incorporated herein by reference. The summary of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which was included as Appendix B to the 2014 Proxy Statement and is also incorporated herein by reference.

For:	27,144,408
Against:	100,776
Abstained:	202,518
Broker Non-Votes:	1,444,745

Proposal 4: A non-binding resolution regarding named executive officer compensation was approved.

For:	26,981,686
Against:	63,600
Abstained:	202,417
Broker Non-Votes:	1,444,745

Proposal 5: To cast an advisory vote on the frequency of future executive compensation advisory votes.

1 year:	2,637,652
2 years:	1,241,067
3 years	23,314,152
Abstained:	254,821
Broker Non-Votes:	1,444,745

With respect to proposal 5, the non-binding advisory vote on the frequency of future executive compensation advisory votes, approximately 80.6% of the votes cast voted in favor of holding the advisory vote every 3 years.  In light of such vote, the Board has determined that the Company will include a shareholder advisory vote on the compensation of executive officers in its proxy materials every 3 years from the 2014 Annual Shareholders meeting.

Proposal 6: GBH CPAs, PC was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2015.

For:	28,798,266
Against:	0
Abstained:	18,750

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2014	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Chief Executive Officer